Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 25, 2011, by and among OCZ Technology Group, Inc., a Delaware corporation (the “Company”), and the sellers signatory hereto (each, a “Seller” and collectively, the “Sellers”).

This Agreement is made pursuant to the Share Purchase Agreement, dated as of the date hereof by and among the Company, Indilinx Co., Ltd., the Sellers and the Seller Representative set forth therein (the “Purchase Agreement”).

The Company and the Sellers hereby agree as follows:

1.
Certain Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Acquired Securities” means the shares of the Common Stock issued as the Consideration.

“Advice” shall have the meaning set forth in Section 7(c).

“Common Stock” means the common stock of the Company, par value $0.0025 per share.

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date, or the 120th calendar day in the case of any review by the SEC of the initial Registration Statement, and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c),, the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the SEC that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Business Day following the date on which the Company is so notified if such date precedes the dates required above.

“Filing Date” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the Closing Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Acquired Securities and (ii) the shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

2.	Shelf Registration.

A.           On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities as would permit or facilitate the resale and distribution of all the Registrable Securities in the manner reasonably requested by the Holders.  The Registration Statement shall be on Form S-1 (or such other form available to the Company) and shall contain (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A.  The Company shall have the right, in its sole and exclusive discretion, to require all Holders to sell the Registrable Securities through a registered broker-dealer designated by the Company and reasonably acceptable to a majority in interest of the Holders, at a price agreed upon by such Holders, which broker-dealer shall have reasonable discretion to distribute the Registrable Securities in an orderly manner that minimizes adverse impacts on future sales and prices of the Common Stock.  Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, but in no event more than three (3) years from the Closing Date (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Business Day.  The Company shall notify the Holders via facsimile or other electronic transmission of the effectiveness of a Registration Statement as soon as reasonably practicable on the same Business Day that the Company telephonically confirms effectiveness with the SEC.

B.           Notwithstanding anything to the contrary in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company such that Rule 415 is not available to the Company to register the resale of such Registrable Securities and as a result the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a manner that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each Holder) without being named therein as an “underwriter,” then, upon notice to the Holders, the Company shall reduce the number of shares to be included in such Registration Statement by all Holders until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid.  In making such reduction, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Holder) unless the inclusion of shares by a particular Holder or a particular set of Holders results in the Staff or the SEC’s taking the position that the inclusion of such Registrable Securities by such Holders would constitute a registration “by or on behalf of the Company,” in which event the shares held by such Holder or set of Holders shall be the only shares subject to reduction (and if by a set of Holders on a pro rata basis by such Holders or on such other basis as would result in the exclusion of the least number of shares by all such Holders).  In addition, in the event that the Staff or the SEC requires any Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” (an “Underwriter Identification”) in order to permit such Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the SEC does not require such Underwriter Identification or until such Holder accepts such Underwriter Identification and the manner thereof.  In the event of any reduction in Registrable Securities pursuant to this Section 2(b) (such Registrable Securities, the “SEC Non-Registrable Securities”), if requested by a Holder holding Registrable Securities that were so excluded from such registration, the Company shall use its commercially reasonable efforts to cause such SEC Non-Registrable Securities to be registered to the greatest extent and at the earliest opportunity practicable and in any event not later than 90 days after the earliest practicable date permitted under applicable guidance of the SEC and the Staff (and shall use its commercially reasonable efforts to effect additional registrations of SEC Non-Registrable Securities until all such securities have been included in additional Registration Statements).  In addition, at the request of a majority in interest of the Holders of SEC Non-Registrable Securities, the Company agrees to engage a registered broker-dealer reasonably satisfactory to such Holders to effectuate a private resale of SEC Non-Registrable Securities as soon as reasonably practicable, to the maximum extent permitted by applicable law.

C.           Notwithstanding anything to the contrary in this Agreement, a Holder shall have the right to require the Company to exclude all or any portion of such Holder’s Registrable Securities from any Registration Statement, by written notice to the Company upon such Holder’s reasonable belief that (i) inclusion of such Registrable Securities in the Registration Statement could subject such Holder to underwriter liability, or (ii) the SEC or the Staff will impose restrictions and terms on the disposition of such Registrable Securities that are materially inconsistent with the Plan of Distribution attached hereto as Annex A.  In such event, the Company shall be required to file a new registration statement for such excluded shares in accordance with Section 2(b).

D.           If:  (i) a Registration Statement is not filed on or prior to its Filing Date, or (ii) the Company fails to use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC by its Effectiveness Date (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs, the “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Acquired Securities then held by such Holder (other than SEC Non-Registrable Securities); provided, however, that the Company shall not incur liquidated damages under this Section 2(d) if such Event occurs after the expiration of the Effectiveness Period; provided, further, that the Company shall not incur liquidated damages under this Section 2(d) in excess of 6% of the aggregate purchase price paid by any Holder pursuant to the Purchase Agreement for any Acquired Securities (other than SEC Non-Registrable Securities) then held by such Holder.  Notwithstanding anything to the contrary in this paragraph (d), if (I) any Event shall have occurred, (II) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(h) hereof and (III) the postponement or suspension permitted pursuant to such Section 3(h) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the Business Day following the termination of such postponement or suspension.  Notwithstanding the foregoing, the Company shall not be obligated to pay liquidated damages for a delay or suspension of effectiveness as a result of the suspension provided in Section 3(h) or as the result of the occurrence of any event or the passage of time described in Section 3(c)(v) that occurs prior to the Effectiveness Date.  Notwithstanding anything to the contrary in this Agreement, in the event that the SEC or the Staff (whether by means of a comment letter provided by the SEC or the Staff relating to the Registration Statement or otherwise) makes a determination that the registration of the Registrable Securities under the Registration Statement may not be appropriately characterized as secondary offerings that are eligible to be made on a shelf basis under Rule 415 or that one or more of the Holders should be named as an underwriter therein, then the failure to comply with Section 2(a) with respect to such SEC Non-Registrable Securities shall not be deemed to be an Event.

3.	Registration Procedures. In connection with the Company’s registration obligations hereunder:

A.      Each Holder agrees to furnish to the Company a completed Registration Statement Questionnaire, as of a date not less than two (2) Business Days prior to the Filing Date or by the end of the third (3rd) Business Day following the date on which such Holder receives a written request therefor.

E.           The Company shall (i) prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

F.           The Company shall notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable and on the same Business Day and (if requested by any such Person) confirm such notice in writing as promptly as reasonably practicable and no later than one (1) Business Day following the day (i) (A) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction within the United States, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that the Company’s filing with the SEC of a current report on Form 8-K containing the disclosure required under Item 4.02 of Form 8-K shall satisfy the notices provisions of this Section 3(c) with respect to clause (v) above.

G.           The Company shall furnish to each Holder, without charge, at least one conformed or electronic copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

H.           The Company shall promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

I.            Prior to any resale of Registrable Securities by a Holder, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

J.            If requested by the Holders, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

K.           Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably practicable, and subject to applicable fiduciary duties in light of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is reasonably practicable.  The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus for a period of 30 days or such longer period as is reasonable in the circumstances.

L.            The Company shall comply with all applicable rules and regulations of the SEC.

M.          The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder, the person thereof that has voting and dispositive control over the Acquired Securities, and any other information reasonably necessary to respond to SEC comments or make discoveries in any Registration Statement true and not misleading.  During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Business Days of the Company’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended, until such information is delivered to the Company.

4.      Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ Capital Market or other market or exchange on which the Common Stock is then listed or quoted for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5.	Indemnification

A.     Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c).  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

N.           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after such Holder’s receipt of written notice that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

O.           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section after prior written consent of the Indemnifying Party) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

P.           Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.      Piggyback Registration.  If the Company at any time after the date hereof proposes to file a registration statement under the Securities Act registering shares of its Common Stock for the account of the Company the Company will provide written notice to the Holder at least twenty (20) days prior to the anticipated filing date of its intention to file such registration statement.  If within ten (10) days after receipt of such notice the Holder provides a written request to the Company specifying the Registrable Securities that the Holder requests be included in the registration statement, the Company will use commercially reasonable efforts to include in the registration statement the Securities so requested by the Holder.  For the avoidance of any doubt, even if a Holder decides not to include all its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement(s) filed by the Company under the Securities Act registering shares of its Common Stock for the account of the Company.  Notwithstanding the foregoing, (i) the notice and registration rights of this section shall not apply to any registration statement on Form S-4, Form S-8, or any similar form or to any initial public offering of Common Stock, (ii) the Company may at any time prior to the effective date of the registration statement determine for any reason not to register or to delay registration of such securities after prior notice to the Holder, and (iii) in an underwritten offering, if any underwriter advises the Company that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company may exclude from the registration statement any or all of the Registrable Securities after prior notice to the Holder.  The notice and registration rights set forth in this Section shall expire and be of no further force and effect on the earlier of (x) the inclusion in any effective registration statement of all of the Registrable Securities, (y) the date on which all of the Registrable Securities may be sold pursuant to Rule 144 under the Securities Act, or (z) the three-year anniversary of the date hereof.

7.	Miscellaneous

A.      Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

Q.           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

R.           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed within 30 Business Days from the Holder’s receipt of the Advice.

S.           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates.

T.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

U.           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of a majority in interest of the Holders of the then-outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

V.           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or other electronic signature were the original thereof.

W.          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

X.           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Y.           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Z.           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

*************************

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OCZ TECHNOLOGY GROUP, INC.

By:	/s/ Arthur F. Knapp
Name: Arthur F. Knapp
Title: Chief Financial Officer

[SIGNATURE PAGES OF SELLERS FOLLOW]

SIGNATURE PAGE OF SELLERS TO
OCZ TECHNOLOGY GROUP, INC.
REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Name of Seller:

Signature of Authorized Signatory:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of OCZ Technology Group, Inc., a Delaware corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock included in this prospectus on the NASDAQ Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

However, the Company has the right, in its sole and exclusive discretion, to require all Holders to sell the Registrable Securities through a registered broker-dealer designated by the Company, which broker-dealer shall have reasonable discretion to distribute the Registrable Securities in an orderly manner that minimizes adverse impacts on future sales and prices of the Common Stock.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASD Rule 2440 of the Financial Industry Regulatory Authority (“FINRA”); and in the case of a principal transaction a markup or markdown in compliance with FINRA’s NASD IM-2440.

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In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions for the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares, including SEC filing fees.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act and have advised the Company that they will comply with applicable prospectus delivery requirements of the Securities Act.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.  Each Selling Stockholder has advised the Company that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the shares registered hereunder.  There is no underwriter or coordinating broker acting in connection with the proposed sale of the shares registered hereunder by the Selling Stockholders.

The Company agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect; (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect; or (iii) three (3) years from March25, 2011.  The shares registered hereunder will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws.  In addition, in certain states, such shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

2

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the shares registered hereunder may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person.  The Company will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale, except where there is an exemption from such delivery requirements under applicable securities laws.

3